SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report:  December 11, 2001
(Date of earliest event reported)

WPS Resources Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-11337	39-1775292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 North Adams Street, P.O. Box 19001, Green Bay, WI 54307-9001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (920) 433-1727

Not Applicable
Former name or former address, if change since last report

Page 1 of 4 Pages

Index to Exhibits is on Page 4

ITEM 5.     OTHER EVENTS.

UNDERWRITING AGREEMENT. The Registrant has entered into an underwriting agreement with A G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated, Edward D. Jones & Co., L.P. and Legg Mason Wood Walker, Incorporated (the "Underwriting Agreement") in connection with the offering of 2,000,000 aggregate principal amount of the Registrant's Common Stock (the "Senior Notes"), registered with the Securities and Exchange Commission on Form S-3 (Reg. No. 333-88525). The Underwriting Agreement is filed herewith as Exhibit 1. The final prospectus for the offering of the Registrant's Common Stock is incorporated by reference herein as Exhibit 99.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.
	(c)	Exhibits.
1

Underwriting Agreement, dated as of December 11, 2001, between WPS Resources Corporation and A.G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated, Edward D. Jones & Co., L.P. and Legg Mason Wood Walker, Incorporated.

99

Prospectus dated May 2, 2001 and Prospectus Supplement dated December 11, 2001 (incorporated by reference to Prospectus dated May 2, 2001 and Prospectus Supplement dated December 11, 2001 filed pursuant to Rule 424(b)(5) on December 12, 2001).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION

By:  /s/ Joseph P. O'Leary
Name: Joseph P. O'Leary
Title: Senior Vice President and Chief Financial Officer

Date: December 12, 2001

WPS RESOURCES CORPORATION
Form 8-K
EXHIBIT INDEX

Exhibit Number	Description
1

Underwriting Agreement, dated as of December 11, 2001, between WPS Resources Corporation and A.G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated, Edward D. Jones & Co., L.P. and Legg Mason Wood Walker, Incorporated.

99

Prospectus dated May 2, 2001 and Prospectus Supplement dated December 11, 2001 (incorporated by reference to Prospectus dated May 2, 2001 and Prospectus Supplement dated December 11, 2001 filed pursuant to Rule 424(b)(5) on December 12, 2001).